                                                                    EXHIBIT 10.4

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made this 29th day of December, 1997, by and between Dr. Ronald E. Weishaar ("Executive") and COROMED, Inc., a Delaware corporation (the "Company");

         WHEREAS, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 19, 1997, as amended as of November 4, 1997 (the "Merger Agreement"), among Omnicare, Inc., a Delaware corporation ("Omnicare"), Coromed Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Omnicare ("Merger Sub"), the Company and certain stockholders of the Company, Merger Sub will be merged with and into the Company with the Company surviving the merger as a wholly-owned subsidiary of Omnicare;

         WHEREAS, the Company previously employed the Executive as Senior Vice President, Drug Research;

         WHEREAS, the Company is a contract research organization ("CRO") providing contract research services to third parties of the type identified below and desires to continue to employ Executive as its Senior Vice President, Drug Research for the purpose of engaging in its business of researching, developing and testing of pharmaceuticals, therapeutics, medical devices and diagnostics, the development and management of study designs, systems and procedures, data management, clinical and statistical analysis, biochemical analyses, chemical synthesis, validation, evaluation, support services, regulatory submissions and marketing and post-marketing support in relation to any such products (the "Business"), and Executive desires to be employed by the Company for such purpose; and

         WHEREAS, the Executive shall have access to confidential financial information, trade secrets and other confidential and proprietary information of the Company and Omnicare and its subsidiaries.

         NOW, THEREFORE, in consideration of these recitals and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1: EMPLOYMENT

         1.1 DUTIES. The Company shall employ Executive as Senior Vice President, Drug Research of the Company upon the terms and conditions set forth in this Agreement. Executive shall have such duties as are customary for such office and which may be assigned to Executive from time to time by the Company. The principal place of the business of the Executive during the term of the Agreement shall be in the greater Albany, New York area.

         1.2 BEST EFFORTS. Executive agrees to devote his best efforts and his full time and attention to the performance of his duties under this Agreement, and to perform such duties in a trustworthy and businesslike manner. In addition, Executive agrees that he shall not, directly or indirectly, engage or participate in, or become employed by or render advisory or consulting services or other services in connection with, any business activity other than that of the Company, whether or not such business activity is pursued for gain, profit or other advantage, without the prior consent of the Company. In addition to the performance of his duties for the Company, Executive agrees to perform such additional services for the Company as the board of directors of the Company reasonably may request and which are consistent with his position as Senior Vice President, Drug Research of the Company.

         1.3 DUTY TO ACT IN THE BEST INTEREST OF THE COMPANY. Executive shall not act in any manner, directly or indirectly, which may damage the business of the Company or its affiliates or which would adversely affect the goodwill, reputation or business relations of the Company or its affiliates with their customers, the public generally or with any of their other employees.

SECTION 2: TERM OF EMPLOYMENT

         2.1 TERM. The term of Executive's employment with the Company shall commence as of the Effective Time, as defined in the Merger Agreement, and shall continue for a period of five (5) years from the Effective Time (the "Initial Term"). Commencing not less than one month before the end of the Initial Term or any additional term, if either party so desires, the Company and the Executive shall negotiate in good faith to renew this Agreement for a one-year period on terms and conditions set forth in the Agreement. This Agreement and Executive's employment also may be terminated as provided for in Sections 2.2, 2.3 or 2.4 of this Agreement.

         2.2 TERMINATION FOR CAUSE. The Company shall have the right to terminate Executive's employment hereunder for the following causes (a "Termination for Cause"):

         (a) Conviction of Executive for, or entry of a plea of guilty or nolo contendere by Executive with respect to, any felony or any crime involving an act of moral turpitude;

         (b) Commission by Executive of any act of fraud toward the Company or any of its affiliates;

         (c) Conduct which is materially detrimental to the reputation, goodwill or business operations of the Company or its affiliates;

         (d) Neglect by Executive of his duties or breach by Executive of his duties or intentional misconduct by Executive in discharging such duties, in each case which is material in the context of his employment relationship with the Company;

         (e) Executive's continued absence from his duties without the consent of the board of directors of the Company after receipt of notification from the board referring to this clause, other than absence due to bona fide illness or disability, as defined herein;

         (f) Executive's failure or refusal to comply with the directions of the board of directors of the Company or with the policies, standards and regulations of the Company or its affiliates, provided that such directions, policies, standards or regulations do not require Executive (i) to take any action which is illegal, immoral or unethical or (ii) to fail to take any action required by applicable law, regulations or licensing standards, in each case where such failure or refusal to comply continues after receipt of the notification from the board of directors referring to this clause; or

         (g)      Executive's breach of the restrictive covenants set forth in
                  Section 5 of this Agreement, in such case where such breach continues after a five (5) day period immediately following receipt of notification from the board of directors of the Company referring to this clause.

Upon the effectiveness of any Termination for Cause by the Company, payment of all compensation to Executive under this Agreement shall cease immediately (except for any payment of compensation accrued but unpaid through the date of such Termination for Cause).

         2.3 TERMINATION BY THE COMPANY WITHOUT CAUSE. The Company shall have the right to terminate this Agreement and Executive's employment without cause upon ten (10) days' prior written notice to Executive. If the Company terminates this Agreement and Executive's employment without cause pursuant to this Section 2.3, Executive shall receive his Base Compensation, as that term is defined in
Section 3.1 of this Agreement, for the remainder of the then current term of this Agreement. Upon such termination, Executive shall not receive any further compensation pursuant to Sections 3.2 or 3.3 of this Agreement, except as required by law. In the event of termination without cause, Executive acknowledges that the Company shall have no liability to him whatsoever other than its obligation to pay him his Base Compensation for the remainder of the then current term of this Agreement pursuant to Section 3.1.

         2.4 TERMINATION DUE TO DISABILITY OR DEATH. If Executive is unable to perform his duties under this Agreement by reason of physical or mental disability, this Agreement shall terminate, and, upon such termination, Executive shall continue to receive the compensation described in Section 3 of this Agreement, reduced by any disability payment received under a Company plan or policy to which Executive may be entitled in lieu of such compensation, for a period of six (6) months following termination. At the expiration of the six (6) month period, payment of all compensation to Executive under this Agreement shall cease immediately (except for any payment of compensation accrued but unpaid through that date). The term "disability" as used herein shall mean a condition which prohibits Executive from performing his duties substantially in the manner he is capable of performing them on the date of this Agreement, which cannot be removed by reasonable accommodations on the part of the Company, for ninety (90) days or more during any one (1) year period.

         If Executive should die during the term of this Agreement, this Agreement shall terminate and all payments to Executive under this Agreement shall cease immediately (except for any such payments accrued but unpaid through the date of death).

SECTION 3: COMPENSATION

         3.1 BASE COMPENSATION. Subject to Sections 2 and 5.5 of this Agreement, during the term of this Agreement, the Company shall pay to Executive an initial annual salary of $131,297 ("Base Compensation"), such annual salary to be reviewed for increase, if any, by the Company in accordance with Company policies but not less frequently than intervals of fourteen (14) months from April 1, 1997. The Base Compensation shall be paid in conformity with the Company's policy relating to salaried employees and shall be subject to all required deductions and withholdings.

         3.2 REIMBURSEMENT OF BUSINESS EXPENSES. During the term of this Agreement, the Company shall reimburse Executive for all ordinary and reasonable business expenses incurred by him in connection with the Business. Reimbursement of such expenses shall be paid monthly, upon submission by Executive to the Company of vouchers itemizing such expenses in a form conforming to Company policy.

         3.3 BENEFITS. During the term of this Agreement, Executive shall be entitled to such insurance, medical, savings and investment plans, sick leave, holiday, education and continuing education assistance and other benefits as may be given from time to time to other similarly-situated employees of the Company, as determined from time to time by the Company. Executive shall be entitled to a number of vacation days in accordance with Company policy. Executive may request unpaid leave benefits at any time, which benefits may be granted at the sole discretion of the board of directors of the Company.

SECTION 4: ALL BUSINESS TO BE THE PROPERTY OF THE COMPANY; ASSIGNMENT

         Executive agrees that the Business and all business developed by him relating to the Business, including, without limitation, software, contracts, fees, commissions, customer lists and any other incident of any business developed or sought by the Company or its affiliates, or earned or carried on by Executive for the Company, are and shall be the exclusive property of the Company for its sole use.

                  Executive hereby grants and assigns to the Company (without additional compensation) his entire right, title and interest under applicable laws in and to all software products and modifications thereto, inventions, patents, patent applications, research, information, customer lists, all other technical and research data, and copyrighted material made, conceived, developed or acquired by him solely or jointly with others during the period of his employment by the Company, but only to the extent the foregoing pertains to the Business.

SECTION 5: COVENANTS OF NONDISCLOSURE, NONSOLICITATION AND NONCOMPETITION

         5.1 NONDISCLOSURE. During the term of his employment with the Company and for five (5) years after the termination of his employment with the Company for any reason, Executive shall not, and Executive shall use his best efforts (which best efforts shall include, without limitation, notifying the board of directors of the Company of any suspected breach of this Section 5.1) to ensure that any persons or entities over which Executive has control do not, directly or indirectly, use any proprietary and confidential information of the Company or its affiliates for any purpose not associated with activities of the Company or its affiliates, or disseminate or disclose any such information to any person or entity not affiliated or associated with the Company. Such proprietary and confidential information includes, without limitation, sales methods, prospecting methods, customer lists, computer technology, programs and data, whether on-line or off-loaded on disk format, methods of presentation and any other plans, programs and materials used in managing, marketing or furthering the business of the Company and its affiliates. Upon termination of Executive's employment relationship with the Company, Executive shall return to the Company all documents, records, notebooks, manuals, computer disks and similar repositories of or containing the proprietary and confidential information of the Company or its affiliates, including all copies thereof, then in Executive's possession or control, whether prepared by Executive or otherwise. Executive shall undertake all reasonably necessary and appropriate steps to insure that the confidentiality of proprietary and confidential information of the Company and its affiliates shall be maintained.

         5.2 NONSOLICITATION. For a period of five (5) years after the termination of Executive's employment with the Company for any reason, Executive shall not (i) solicit, service or in any way or to any degree handle (other than as are permitted in Section 5.3) any business similar to that performed by Executive for the Company or its affiliates, for any person, firm or entity which is a customer or actively marketed prospect of the Company or such affiliates for which the Executive has performed services or which becomes a customer or actively marketed prospect of the Company or such affiliates during the term of Executive's employment, whether or not a customer or prospect of the Company shall have been handled, serviced or produced by Executive, (ii) divert or attempt to divert any such customer or prospect or (iii) announce or advertise to the general public his former employment by or connections with the Company or its affiliates. For purposes of this Section 5.2, the term customer shall not include any entity which has not conducted business with the Company or any such affiliate during the three-year period immediately preceding the Executive's termination of employment.

         For a period of five (5) years after the termination of Executive's employment with the Company for any reason, Executive shall not solicit, take away, hire, employ or endeavor to employ any of the employees of the Company or any of its affiliates for which the Executive has performed services.

         5.3 NONCOMPETITION. Executive acknowledges that the Business was conducted prior to the date of this Agreement by the Company throughout North America, South America and Europe (the "Restricted Area") and, therefore, agrees that, during the term of his employment with the Company and for five (5) years after the termination of his employment with the Company for any reason, he shall not, without the prior written consent of the Company, directly or indirectly, own, develop, manage, operate, join, control or participate in the ownership, management, operation or control of, or become an employee or independent contractor of, or consultant to, any business which competes with the Business as conducted by the Company or any of its subsidiary companies, or any of its successors in the past, during the term of Executive's employment hereunder, for the duration of Executive's agreement not to compete pursuant to this Section 5.3., by selling such products, or providing such services, as the Company, or any of its subsidiary companies, or any of its successors, sells or provides. This restriction will apply within the Restricted Area. The foregoing notwithstanding, nothing herein shall be construed so as to prohibit or restrict Executive from (i) activities of the type described above where the business is not a CRO (or is not then contemplated to be a CRO) but is a manufacturer of pharmaceuticals, therapeutics or diagnostics provided that such manufacturer is not a customer for which the Business has provided services within the one-year period preceding the Executive's employment with the manufacturer; further provided that if Executive is terminated without cause, upon expiration of the current term of the Agreement, the one year limitation shall not apply, or (ii) owning less than five percent (5%) of the outstanding common stock of any corporation, the stock of which is publicly traded on a national securities exchange or in the over-the-counter market, that competes with the Company. Executive further agrees that, during his employment with the Company, he shall use his best efforts to preserve the Business and the organization of the Company, to keep available to the Company the services of its employees, and to preserve for the Company its and his favorable business relationships with suppliers, customers and others with whom the Company and Executive have business relationships.

         5.4 APPLICABILITY. The provisions of Sections 5.1, 5.2 and 5.3 of this Agreement shall apply to all terminations of Executive's employment with the Company, regardless of the cause or circumstances thereof and whether such termination was voluntary or involuntary, for cause or without cause, provided the Company complies in all material respects with Section 2.3. Further, Executive's covenants of nondisclosure, noncompetition and nonsolicitation, along with the Company's remedies for the breach or threatened breach of those covenants, shall remain in effect following the termination of this Agreement and Executive's employment, regardless of the cause or circumstances thereof and whether such termination was voluntary or involuntary, for cause or without cause, provided the Company in all respects complies with Section 2.3.

         5.5 REMEDIES. In view of the services which Executive will perform for the Company, which are special, unique, extraordinary and intellectual in character, which place him in a position of confidence and trust with the customers and employees of the Company and its affiliates, and which provide him with access to confidential financial information, trade secrets, "know-how" and other confidential and proprietary information of the Company and its affiliates, in view of the geographic scope and nature of the business in which the Company and its affiliates are engaged, and recognizing the value of this Agreement to him, Executive expressly acknowledges that the restrictive covenants set forth in this Agreement, including, without limitation, the geographic scope of such covenants, are necessary in order to protect and maintain the proprietary interests and other legitimate business interests of the Company and its affiliates, and that the enforcement of such restrictive covenants shall not prevent him from earning a livelihood. Executive also acknowledges that the scope of the operations of the Company and its affiliates are such that it is reasonable that the restrictions set forth in this Agreement are not more limited as to geographic area than is set forth herein. Executive further acknowledges that the remedy at law for any breach or threatened breach of this Agreement will be inadequate and, accordingly, that the Company, in addition to all other available remedies (including, without limitation, seeking such damages as they have sustained by reason of such breach), shall be entitled to injunctive or any other appropriate form of equitable relief. Notwithstanding anything in this Agreement to the contrary, in the event Executive breaches any of the covenants of nondisclosure, nonsolicitation or noncompetition set forth in

Sections 5.1, 5.2 and 5.3 of this Agreement, he shall not receive any further payments from the Company pursuant to this Agreement. The Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of this Section 5 and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the posting of any bond by the Company.

SECTION 6: WARRANTS

         Upon commencement of and as compensation, in part, for Executive's employment pursuant to this Agreement, Executive shall be granted warrants to purchase 60,000 shares of the common stock, par value $1.00 per share, of Omnicare (the "Omnicare Common Stock"). The warrants shall be substantially in the form attached hereto as Exhibit A. The Executive shall comply with the terms of the warrants.

SECTION 7:  MISCELLANEOUS PROVISIONS

         7.1 ASSIGNMENT AND SUCCESSORS. If the Company sells all or substantially all of the assets of the Business, the rights and obligations of the Company under this Agreement may be assigned without Executive's consent. In all other circumstances, the rights and obligations of the Company under this Agreement may be assigned with Executive's consent (which shall not be unreasonably withheld) and shall inure to the benefit of and be binding upon the successors and assigns of the Company. Executive's obligation to provide services hereunder may not be assigned to or assumed by any other person or entity, except as provided above.

         7.2 NOTICES. All notices, requests, demands, or other communications under this Agreement shall be in writing and shall be delivered by hand or mailed, by fax (receipt confirmed), by express mail services or by registered or certified mail, postage prepaid, to the Company c/o Omnicare, Inc., 2800 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202, and to Executive at his address as shown in the Company's records. Notices, requests, demands, and other communications so delivered shall be deemed given upon receipt.

         7.3 SEVERABILITY. If any provision or portion of this Agreement shall be or become illegal, invalid or unenforceable in whole or in part for any reason, such provision shall be ineffective only to the extent of such illegality, invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. If any court of competent jurisdiction should deem any covenant herein to be invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

         7.4 INTEGRATION, AMENDMENT AND WAIVER. This Agreement constitutes the entire agreement among the parties hereto, superseding all prior arrangements and agreements, and may be modified, amended or waived only by a written instrument signed by the parties hereto.

         7.5 GOVERNING LAW. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Ohio applicable to contracts executed and wholly-performed within such State.

         7.6 INTERPRETATION. The headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement. The language in all parts of this Agreement shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto. In this Agreement, unless the context otherwise requires, the singular and the plural include one another.

         7.7 NON-WAIVER OF RIGHTS AND BREACHES. No failure or delay of any party herein in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for the exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right. The waiver by a party hereto of any default of any other party shall not be deemed to be a waiver of any subsequent default or other default by such party.

         7.8 DISPUTE RESOLUTION.

                  (a) (i) Any dispute, controversy or claim arising out of or relating to this Agreement or any term or provision of this Agreement, including, without limitation, any claim of breach, termination or invalidity thereof, (ii) any matter subject to arbitration under any provision of this Agreement and
                           (iii) any other matter which the parties agree to submit to arbitration shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Such arbitration proceedings shall be held in the State of Ohio.

                  (b) Notwithstanding the foregoing, the Company at all times shall have the right to bring an action to enforce the covenants and seek the remedies set forth in Section 5 of this Agreement (other than an action for monetary damages which is covered by the dispute resolution provisions of Section 7.8(a) provided that any arbitration proceedings for monetary damages sought in connection with an injunction or other equitable relief shall be under the supervision of the court in which such relief is sought) through the courts as they deem necessary or desirable in order to protect their confidential or proprietary information or to prevent the occurrence of any event which the Company believes will cause them to suffer immediate and irreparable harm or damage. The parties agree that any such action may be brought in a state or federal court located within Cincinnati, Ohio. The parties waive any and all objections to jurisdiction or venue. The parties further agree that service of process may be made by registered mail to the address referred to in Section 7.2 of this Agreement, and that such service shall be deemed effective service of process.

         7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts by the parties hereto, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  COROMED, INC.

                                  By: /s/ Dale B. Evans
                                     -----------------------------
                                     Name: Dale B. Evans
                                     Title: President and CEO

                                  Executive: Dr. Ronald E. Weishaar


                                  By: /s/ Ronald E. Weishaar
                                     -----------------------------

                                        S.S. No. ###-##-####
                                                 -----------------

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED. THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                                    Dated: December 29, 1997
                                    No: ____

                                     WARRANT

To Purchase up to an aggregate of 60,000 shares of Common Stock, $1.00 par value ("Common Stock"), of

                                 OMNICARE, INC.

         THIS IS TO CERTIFY THAT, for value received, Dr. Ronald E. Weishaar (hereinafter referred to as the "Holder"), is entitled to purchase from Omnicare, Inc., a Delaware Corporation (the "Company"), at any time and from time to time during the period from the date hereof to and including the Expiration Date, at the offices of the Warrant Agent (as hereinafter defined), at the Exercise Price (as hereinafter defined), up to an aggregate of 60,000 shares of Common Stock, subject to adjustment and upon the terms and conditions as hereinafter provided, and is also entitled to exercise the other appurtenant rights, powers and privileges hereinafter described.

         This Warrant is being issued in connection with that certain Employment Agreement between Coromed, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Coromed"), and the Holder, dated as of the date hereof (the "Employment Agreement").

         Certain terms used in this Warrant are defined in Article V.

                                   ARTICLE I

                               EXERCISE OF WARRANT

         1.1 METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Warrant Agent, (a) this Warrant,
(b) a written notice, in substantially the form of the Subscription Notice attached hereto as Exhibit A, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased (in lots of not less than 1,000 shares), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, by cash, certified or bank cashier's check or wire transfer.

         In addition to and at the time of payment of the Exercise Price, the Holder shall pay to the Company the full amount of all federal and state withholding and other employment taxes applicable to the taxable income of such Holder resulting from such exercise.

         The Company shall as promptly as practicable and in any event within five (5) Business Days after receipt of the Subscription Notice, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock to which the Holder is entitled. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in denominations of 1,000 shares each, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         1.2 SHARES TO BE FULLY PAID AND NONASSESSABLE; RESERVATION AND LISTING. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and the Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be exercisable hereof. If the Common Stock of any class is then listed on any national securities exchange (as such term is used in the Exchange Act (as defined herein)) or quoted on Nasdaq, the Company shall cause the shares of Common Stock issuable upon exercise of this Warrant to be duly listed or quoted thereon, as the case may be.

         1.3 NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder in cash, an amount equal to the same fraction of the current Market Price per share of outstanding Common Stock on the Business Day immediately prior to the date of such exercise.

         1.4 SHARE LEGEND. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW IS AVAILABLE.

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate and reasonably acceptable to counsel to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act or any state securities laws.

                                   ARTICLE II

                        WARRANT AGENT; TRANSFER, EXCHANGE
                           AND REPLACEMENT OF WARRANTS

         2.1 WARRANT AGENT. Until such time, if any, as an independent agent shall be appointed by the Company to perform services with respect to the Warrant described herein (the "Warrant Agent"), the Company shall perform the obligations of the Warrant Agent provided herein at its principal office address or such other address in the United States as the Company shall specify by prior written notice to the Holder.

         2.2 OWNERSHIP OF WARRANT. The Company shall treat the Holder as the holder and owner hereof for all purposes (and shall not be affected by any notice to the contrary which shall not be effective).

         2.3 NO TRANSFER. The Holder of this Warrant, by its acceptance hereof, covenants and agrees that such Warrant may not be sold, transferred, pledged or hypothecated. The Common Stock issuable upon exercise hereof may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless registered pursuant to the Securities Act or the Company shall have been supplied with an opinion of counsel reasonably satisfactory to the Company's counsel that such transfer is not in violation of the Securities Act and any applicable state laws.

         2.4 DIVISION OR COMBINATION OF WARRANTS. This Warrant may be divided (in lots exercisable for not less than 1,000 shares of Common Stock) or combined with other Warrants upon surrender hereof. The Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         2.5 LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at Holder's expense, will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                                  ARTICLE III

                              ADJUSTMENT PROVISIONS

         3.1 ADJUSTMENTS GENERALLY. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article III.

         3.2 COMMON STOCK REORGANIZATIONS AND DISTRIBUTIONS. If the Company shall (i) subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization") or (ii) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock on its outstanding shares of Common Stock, other than pursuant to a Common Stock Reorganization (any such event being herein called a "Common Stock Distribution"), then (A) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of Common Stock are determined for purposes of such Common Stock Reorganization or Common Stock Distribution, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization or Common Stock Distribution and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization or Common Stock Distribution, and (B) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization or Common Stock Distribution by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization or Common Stock Distribution and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization or Common Stock Distribution.

         3.3 ADJUSTMENT RULES.

         (a) Any adjustments pursuant to this Article III shall be made successively whenever an event referred to herein shall occur.

         (b) No adjustment shall be made pursuant to this Article III in respect of the issuance from time to time of Common Stock upon the exercise of this Warrant.

         (c) If the Company shall set a record date to determine the holders of Common Stock for purposes of a Common Stock Reorganization or Common Stock Distribution and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article III in respect of such action.

         3.4 NOTICE OF ADJUSTMENT. As promptly as practicable after any action is taken which requires an adjustment or readjustment pursuant to this Article III, the Company shall give notice to the Holder of such event, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE IV

                              FORM S-8 REGISTRATION

         4.1 FORM S-8 REGISTRATION. As promptly as reasonably practicable after the Closing Date, the Company will prepare and file a registration statement on Form S-8 (or any equivalent successor form under the Securities Act) to register the Common Stock issuable upon exercise of this Warrant.

                                    ARTICLE V

                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "BUSINESS DAY" means each day in which banking institutions in New York are not required or authorized by law or executive order to close.

         "CLOSING DATE" means the date hereof.

         "COMMON STOCK" shall have the meaning set forth in the first paragraph of this Warrant.

         "COMMON STOCK DISTRIBUTION" shall have the meaning set forth in Section 3.2.

         "COMMON STOCK REORGANIZATION" shall have the meaning set forth in
Section 3.2.

         "COMPANY" shall have the meaning set forth in the first paragraph of this Warrant.

         "EMPLOYMENT AGREEMENT" shall have the meaning set forth in the second paragraph of this Warrant.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" shall mean $29.275 for each share of Common Stock to be issued upon exercise of this Warrant, subject to adjustment pursuant to
Article III.

         "EXPIRATION DATE" means the third day following the date on which the Holder ceases for any reason to be employed by Coromed; provided, however, that if the Holder's employment with Coromed is terminated by Coromed in a manner that constitutes "Termination for Cause" (as defined in the Holder's employment agreement), then "Expiration Date" shall mean the date on which the Holder ceases for any reason to be employed by Coromed.

         "HOLDER" shall have the meaning set forth in the first paragraph of this Warrant.

         "MARKET PRICE" means, with respect to Common Stock, the average of the daily closing prices for the Common Stock on the ten (10) consecutive trading days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange ("NYSE"), or if the Common Stock is not listed or admitted to trading on the NYSE, on the principal securities exchange on which the Common Stock is listed or admitted to trading or Nasdaq or, if not listed or admitted to trading on any securities exchange or Nasdaq, the closing sale price of the Common Stock, or in case no reported sale takes place, the average of the closing bid and asked prices, on any interdealer quotation system or any comparable system, or if the Common Stock is not so quoted, the parties hereto agree for the purposes of this Warrant that the current market price shall be as determined in good faith by the Board of Directors of the Company.

         "NASDAQ" means The Nasdaq Stock Market.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "WARRANT AGENT" shall have the meaning set forth in Section 2.1.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 EXPIRATION. This Warrant shall expire and be of no further force and effect on the Expiration Date.

         6.2 NOTICES. Any notice or other communication to be given hereunder shall be in writing and shall be delivered by recognized courier, telecopy or certified mail, return receipt requested, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by certified mail, on the third business day after the day on which mailed, addressed to such party at such addresses.

         In the case of a Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agent, unless the Holder shall notify the Company and the Warrant Agent that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder, with a copy to: Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, PA 19103, Attention: John F. Bales, III, Esq., Facsimile No.:
(215) 963-5299. In the case of the Company, such notices and communications shall be addressed as follows (until notice of a change is given as provided herein): Omnicare, Inc., 2800 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202, Attention: Joel F. Gemunder, Facsimile No.: 513-762-6905, with a copy to: Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019,
Attention: Morton A. Pierce, Esq., Facsimile No.: 212-259-6333.

         6.3 WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder.

         6.4 GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to choice of law principles.

         6.5 SURVIVAL OF AGREEMENTS. All covenants and agreements made by the parties herein shall be considered to have been relied upon by each party and shall survive the issuance and delivery of the Warrant, and shall continue in full force and effect so long as this Warrant is outstanding.

         6.6 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         6.7 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         6.8 SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         6.9 NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle any Holder to any rights as a stockholder of the Company and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares of Common Stock underlying this Warrant exercisable hereunder unless and until and only to the extent this Warrant shall be exercised.

         6.10 NO REQUIREMENT TO EXERCISE. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant.

         IN WITNESS WHEREOF, Omnicare, Inc. has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized.

                                      OMNICARE, INC.


                                       By: /s/ Cheryl D. Hodges
                                           --------------------------------
                                           Name: Cheryl D. Hodges
                                           Title: Senior Vice President and
                                             Secretary

                               SUBSCRIPTION NOTICE

                    (To be executed upon exercise of Warrant)

To:  OMNICARE, INC.

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, ____________ shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:





         If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated:
                           _____________________________________________________
                           NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant.